UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2014

TECOGEN INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-178697                         04-3536131
(Commission File Number)                 (IRS Employer Identification No.)

45 First Avenue, Waltham
Massachusetts                              02451
(Address of Principal Executive Offices)              (Zip Code)

(781) 622-1120
(Registrant's Telephone Number, Including Area Code)

______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 7, 2014, Tecogen Inc. (the "Company") announced that Earl Lewis had been appointed as a new member of the Company's Board of Directors. A copy of the Company's press release announcing Mr. Lewis’s appointment is attached as an exhibit to this filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated July 7, 2014 announcing the appointment of Mr. Earl Lewis to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 11, 2014

TECOGEN INC.

By: /s/ Bonnie J. Brown
Bonnie J. Brown
Chief Financial Officer